UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant *

Check the appropriate box:
* Preliminary Proxy Statement
* Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
* Definitive Proxy Statement
☒ Definitive Additional Materials
* Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE, INC.
(Name of Registrant as Specified in its Charter)

______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
* Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1)	Title of each class of securities to which transaction applies:
_______________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
(5)	Total fee paid:
_______________________________________________________________________________
* Fee paid previously with preliminary materials.
* Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
_______________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
(3)	Filing Party:
_______________________________________________________________________________
(4)	Date Filed:
_______________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 30, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control number(s) (located on the following page) available and visit: www.proxyvote.com

 If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before May 16, 2008.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control number(s) (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INTERACTIVE INTELLIGENCE, INC.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

INTERACTIVE INTELLIGENCE, INC.	Vote By Internet
7601 INTERACTIVE WAY INDIANAPOLIS, IN 46278
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting  Location
The Annual Meeting for shareholders as of March 31, 2008
is to be held on May 30, 2008 at 9:00 A.M. Eastern Time at:

Interactive Intelligence, Inc. World Headquarters
7601 Interactive Way
Indianapolis, IN 46278

FOR  MEETING  DIRECTIONS
PLEASE  CALL:  317-872-3000

Voting  items

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR"  ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS
Nominees:

01)    Donald E. Brown, M.D.
02)    Richard A. Reck

2. To approve the amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.